UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2010

Citizens South Banking Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   704-868-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On February 16, 2010, Citizens South Bank, the wholly-owned subsidiary of Citizens South Banking Corporation, issued a press release to announce that it had Kenneth A. Icenhour as its Chief Risk Officer. The text of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release Announcing New Chief Risk Officer

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens South Banking Corporation (Registrant)
February 16, 2010 (Date)	By:	/s/ KIM S. PRICE Kim S. Price President & Chief Executive Officer
	By:	/s/ GARY F. HOSKINS Gary F. Hoskins Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release Announcing New Chief Risk Officer